U.S. Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 24, 2003


                           BIG SKY INDUSTRIES VI, INC.
        -----------------------------------------------------------------
        (Exact name of small business issuer as specified in its charter)


                         Commission file number: 0-32077


            Florida                                     59-3647189
 -------------------------------           ------------------------------------
 (State or other jurisdiction of           (I.R.S. Employer Identification No.)
  incorporation or organization)


                  211 Shellpoint West, Maitland, Florida 32751
                  --------------------------------------------
                    (Address of principal executive offices)


                                 (407)-628-7033
                           ---------------------------
                           (Issuer's telephone number)


                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changes since last report)

                      INFORMATION TO BE INCLUDED IN REPORT


Item 4.  Changes in Registrant's Certifying Accountant.

(i) On December 24, 2003, Ohab and Company, P.A. ("Ohab") notified Big Sky Industries VI, Inc. (The "Company") that they are resigning as the Company's independent certified public accountants, because they are no longer going to provide auditing services for SEC registered companies.

(ii) The reports of Ohab on the Company's financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iii) In connection with its audits for the past two most recent fiscal years and through December 24, 2003, there have been no disagreements with Ohab on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Ohab would have caused them to make reference thereto in their report on the financial statements for such years.

(iv) During the two most recent fiscal years and through December 24, 2003, there have been no reportable events (as defined in Regulation S-B Item 304 (a) (1) (iv) (A).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




Date:    December 24, 2003             BIG SKY INDUSTRIES VI, INC.



                                       /s/ Ramon Chimels
                                       -------------------
                                       Ramon Chimelis
                                       President
























                                     Page 2